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                                                                   Exhibit 10.16

                                                                 EXECUTABLE COPY

                           STOCK TRANSFER AGREEMENT*

            This Stock Transfer Agreement (the "AGREEMENT") dated as of this fourteenth day of July, 2000 (the "Effective Date"), is entered into by and among Vastera, Inc., a Delaware corporation ("VASTERA"), Vastera Solution Services Corporation, a Delaware corporation and a wholly-owned subsidiary of Vastera ("SSC") and Ford Motor Company, a Delaware corporation ("FORD").

            WHEREAS, Vastera and Ford have been discussing certain arrangements regarding Ford's and Vastera's import/export customs service operations;

            WHEREAS, in connection with such discussions, SSC and Ford are, as of the date hereof, executing the Related Agreements; and

            WHEREAS, Vastera has agreed to issue to SSC certain of its shares of common stock, par value $0.01 per share (the "COMMON STOCK") and SSC has agreed to transfer such shares to Ford as consideration for the execution and delivery by Ford of this Agreement and the Related Agreements;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are here acknowledged, the parties hereto agree as follows:

      1.    Transfer of the Common Stock.

            1.1. Agreement of Transfer. (a) Subject to the terms and conditions set forth in this Agreement and upon the basis of the representations, warranties and covenants contained in this Agreement, Ford agrees to acquire from SSC and SSC agrees to transfer to Ford at Closing, free and clear of any Encumbrances whatsoever, the greater of (i) 5,333,333 shares of the Common Stock of Vastera and (ii) 20% of the Common Stock of Vastera calculated on a fully diluted basis as of the Closing. The shares of Common Stock to be purchased by Ford are herein referred to as the "SHARES."

                  (b) In exchange for the Shares, Ford shall execute and delivery to SSC the Related Agreements.

                  (c) The parties to the Additional Agreements shall execute and deliver the Additional Agreements.

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* Portions of this document have been omitted, with the precise position of these omissions marked with an asterisk, pursuant to a request for confidential treatment and such omitted portions have been filed separately with the U.S. Securities and Exchange Commission.


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            1.2   Closing; Delivery of Common Stock.

                  (a) The closing (the "CLOSING") for the acquisition and transfer of the Shares shall take place within five (5) business days following satisfaction of the conditions to Closing set forth in this Agreement or the written waiver thereof by the party entitled to the benefit of such conditions.

                  (b) At the Closing and subject to the terms and conditions herein, SSC shall deliver to Ford one or more certificates representing the number of Shares of Common Stock to be received by Ford which Ford is purchasing from SSC upon delivery to SSC of the Related Agreements, fully executed by Ford.


      2.    Conditions of SSC's Obligations at Closing.

      The obligation of SSC to transfer the Shares to Ford is subject to the satisfaction, on or before the Closing, of the following conditions unless any such conditions are waived in writing by SSC:

      2.1 Related Agreements and Additional Agreements. Ford shall have delivered to SSC the Related Agreements and the Additional Agreements that have been fully executed by Ford.

      2.2. Representations and Warranties True at Closing. The representations and warranties made by Ford in Section 7 of this Agreement shall be true, complete and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of this Agreement (except in the case of any representation or warranty that by its terms is made solely as of a specific date, which need be accurate only as of such date).

      2.3. Covenant Compliance. Ford shall have performed or complied with in all material respects their agreements and covenants contained in this Agreement and the Related Agreements to be performed or complied with at or prior to the Closing.

      2.4 HSR Act. Any waiting period applicable to the purchase and sale of the Shares under the HSR Act shall have terminated or expired.

      2.5 No Adverse Change. On the Closing Date, the Business shall not have been or then be materially adversely affected in any way as a result of any casualty or disaster, accident, labor dispute, exercise of the power of eminent domain or other governmental act or any other fortuitous event, act of God or the public enemy, nor shall have there occurred any material adverse change in the Business.

      2.6 Litigation. No suit, action or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or to obtain damages or other relief in connection with this Agreement or the Related


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Agreements or the consummation of the transactions contemplated hereby or thereby and there shall have been no investigation or inquiry made or commenced by any governmental agency in connection with this Agreement or the Related Agreements or the transactions contemplated by hereby or thereby.

      2.7 Business Combination Accounting Treatment. Vastera shall have received written approval or concurrence from the SEC of its treatment of the transaction contemplated hereby and the transactions contemplated by the Related Agreements as a business combination applying the purchase method of accounting under GAAP. This condition shall be deemed waived by Vastera in the event that no such written approval or concurrence has been received by Vastera within sixty (60) days of the Effective Date.

      3.    Conditions of Ford's Obligations at Closing.

      The obligation of Ford to acquire the Shares is, at its option, subject to the satisfaction, at Closing, of the following conditions unless any such conditions are waived in writing by Ford:

      3.1 Related Agreements and Additional Agreements. SSC shall have delivered to Ford the Related Agreements and the Additional Agreements that have been fully executed bythe parties to such Related Agreements and Additional Agreements other than Ford.

      3.2 Representations and Warranties True at Closing. The representations and warranties made by SSC and by Vastera in Section 6 of this Agreement shall be true, complete and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such date (except in the case of any representation or warranty that by its terms is made solely as of a specific date, which need be accurate only as of such date).

      3.3 Covenant Compliance. SSC and Vastera shall have performed or complied with in all material respects their agreements and covenants contained in this Agreement and the Related Agreements to be performed or complied with at or prior to Closing.

      3.4 Corporate Proceedings. All corporate and other proceedings required to be taken by SSC or Vastera in connection with the transactions contemplated by this Agreement and the Related Agreements and all documents incident thereto shall be satisfactory in form and substance to Ford and Ford shall have received all such counterpart originals or certified or other copies of such documents as it shall reasonably request.

      3.5 Secretary's Certificate. SSC shall have delivered to Ford copies of each of the following, in each case certified as of the Closing Date by the Secretary of SSC all resolutions of SSC's board of directors authorizing the execution, delivery and


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performance of this Agreement and the Related Agreements and the transfer and delivery of the Shares and a certification that all such resolutions are in full force and effect.

      3.6 Receipt of Certificates. SSC shall have delivered to Ford certificates representing the Shares endorsed in blank or with accompanying stock powers duly signed, and such other instruments or documents as Ford shall reasonably request to transfer good and marketable title to all of the Shares in Ford free, clear and discharged of all Encumbrances.

      3.7 HSR Act. Any waiting period applicable to the purchase and sale of the Shares under the HSR Act shall have terminated or expired.

      3.8 No Adverse Change. On the Closing Date, the business and properties of Vastera shall not have been or then be materially adversely affected in any way as a result of any casualty or disaster, accident, labor dispute, exercise of the power of eminent domain or other governmental act or any other fortuitous event, act of God or the public enemy, nor shall have there occurred any material adverse change in the business, financial position, or results of operations of Vastera.

      3.9 Litigation. No suit, action or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or to obtain damages or other relief in connection with this Agreement or the Related Agreements or the consummation of the transactions contemplated hereby or thereby and to the knowledge of Vastera and SSC there shall have been no investigation or inquiry made or commenced by any governmental agency in connection with this Agreement or Related Agreements or the transactions contemplated hereby or thereby.

      3.10 Opinion of Counsel. Ford shall have been furnished with an opinion of counsel to Vastera and SSC dated as of the Closing Date with respect to certain matters of Delaware law, in form and substance reasonably satisfactory to Ford.

      3.11 Business Combination Accounting Treatment. Vastera shall have received written approval or concurrence from the SEC of its treatment of the transaction contemplated hereby and the transactions contemplated by the Related Agreements as a business combination applying the purchase method of accounting under GAAP. This condition shall be deemed waived by Ford in the event that no such written approval or concurrence has been received by Vastera within sixty
(60) days of the Effective Date.

      All documents referred to in this Section 3 to be executed and delivered to Ford shall be reasonably satisfactory in form and substance to Ford.

      4.    Covenants of Ford.


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            4.1   Limitation on Acquiring Additional Stock. (a) Except as
otherwise provided in this Agreement, Ford agrees that from the closing date of the IPO until July 1, 2004 (the "Market Standstill Period") under no circumstance will it acquire additional shares of Vastera Common Stock if such acquisition would cause the total number of shares held by Ford to exceed twenty-seven and one half percent (27.5%) of Vastera's issued and outstanding Common Stock (the "Market Standstill Percentage"), unless Ford first receives the written consent of Vastera's Board of Directors; provided that this obligation shall not apply to the acquisition by Ford of any shares of Vastera common stock obtained pursuant to any dividend in kind distribution or any other distribution or transaction which does not require the payment of consideration by Ford.

            (b) If Ford breaches its market standstill obligation contained in subsection 4.1(a) and as a result of such breach, Ford's holdings of Vastera issued and outstanding Common Stock exceeds twenty-seven and one half percent (27.5%) of the issued and outstanding Common Stock of Vastera but does not exceed thirty percent (30.0%) of the same, then Vastera will have the right but not the obligation to purchase such number of shares of Vastera Common Stock held by Ford as will reduce Ford's ownership interest to twenty-seven and one half percent (27.5%) of the then outstanding shares of Vastera Common Stock (taking such purchase into effect). The price per share to be paid by Vastera any time it exercises its purchase right hereunder shall be the lesser of (i) the price at which Vastera first sells shares to the public in connection with its IPO, as contained in Vastera's final prospectus or (ii) the lowest price per share paid by Ford in any open market or private sales transaction.

            (c) If Ford breaches its market standstill obligation contained in subsection 4.1(a) and as a result of such breach, Ford's holdings of Vastera issued and outstanding Common Stock exceeds thirty percent (30.0%) of the issued and outstanding Common Stock of Vastera, then Vastera shall have the right but not the obligation to purchase such number of shares of Vastera Common Stock held by Ford as will reduce Ford's ownership interest to twenty-five percent (25.0%) of the then outstanding shares of Vastera Common Stock (taking such purchase into effect). The price per share to be paid by Vastera any time it exercises its purchase right hereunder shall be the lesser of (i) the price at which Vastera first sells shares to the public in connection with its IPO, as contained in Vastera's final prospectus or (ii) the lowest price per share paid by Ford in any open market or private sales transaction.

            (d) Notwithstanding the market standstill provisions contained in subsection 4.1(a) to the contrary, Vastera acknowledges that if, during the term of the Market Standstill Period: (i) Vastera enters into an agreement with a third party permitting such third party to acquire an ownership percentage that exceeds Ford's Market Standstill Percentage, Ford's Market Standstill Percentage will immediately be adjusted upward to equal that of such third party; and (ii) if any third party, by way of direct purchase from Vastera, open market purchase or any combination thereof acquires an ownership percentage that exceeds Ford's Market Standstill Percentage, the terms and conditions of subsection 4.1(a) shall immediately terminate and be of no further force or effect. In addition, if Vastera breaches the terms and conditions of Related Agreements, the terms and conditions of subsection 4.1(a) shall immediately terminate and be of no further force or effect.


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            4.2   Limitation on Sale of Shares. For so long as Ford holds at least 10% of the Common Stock on a fully diluted basis, Ford will have the right to sell the Shares pursuant to a registration statement only in accordance with the following schedule: (i) up to 10% of the initial number of Shares acquired pursuant to this Agreement (the "INITIAL SHARES") on or after six (6) months following the closing date of the IPO ; (ii) up to 20% of the Initial Shares on or after twelve (12) months following the closing date of the IPO; (iii) up to 70% of the Initial Shares on or after twenty-four (24) months following closing date of the IPO; (iv) up to 85% of the Initial Shares on or after thirty-six (36) months following closing date of the IPO; (v) no limitation on or after forty-eight (48) months following the closing date of the IPO. The number of Shares that can be sold shall be adjusted for any stock splits, stock dividends or other events affecting the capitalization of Vastera.

            4.3. Termination of Market Standstill and Limitations on Ford Sales. If either (i) Vastera postpones or otherwise delays proceeding with its IPO beyond the period ending 90 days after the Effective Date, and the reason or reasons underlying Vastera's decision to postpone proceeding with such IPO are not reasonably based upon market conditions and factors, or (ii) Vastera has not consummated the initial sale of shares of its Common Stock pursuant to its IPO within 18 months of the Effective Date (regardless of market conditions), then the terms and conditions contained in clauses (iv) and (v) of subsection 4.2 shall terminate and Ford shall be entitled to sell 100% of the Initial Shares at anytime following the second anniversary of the closing date of the IPO; provided however, that if following termination of the terms and conditions of clauses (iv) and (v) pursuant to this section 4.3(a), Ford desires to increase its ownership percentage in Vastera above the Market Standstill Percentage then in effect, then any offer by Ford to purchase issued and outstanding shares of Vastera common stock must be extended to all of Vastera's stockholders that hold issued and outstanding shares of Vastera common stock. If Ford does not extend such offer to all such stockholders, then Ford shall remain bound by the terms and conditions of Section 4.1.

            4.4. Survival. The covenants contained in Subsections 4.1 and 4.2 shall survive the Closing.

            4.5 Breach of Representations and Warranties. Ford shall not take any action that would breach or cause to be inaccurate any of the representations and warranties set forth in Section 7. Promptly after becoming aware of the occurrence of or the pending or threatened occurrence of any event that would cause or constitute such a breach or inaccuracy, Ford shall give detailed written notice thereof to Vastera and SSC and shall use its diligent efforts to prevent or remedy such breach or inaccuracy promptly.

      5.    Covenants of SSC and Vastera.


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            5.1.  Observer Rights. Upon the execution of this Agreement, Ford shall have the right to designate one representative (the "FORD OBSERVER") who shall have the right to (i) attend each meeting of the Board of Directors of Vastera, (ii) receive all notices of the time and place of any such meeting in the same manner and at the same time as notice is sent to the directors or committee members and (iii) receive copies of all notices, reports, minutes, consents and other documents at the time and in the manner as they are provided to the Board of Directors of Vastera; provided however, such representative shall have no right to call a vote, prevent a vote, or vote on matters presented or discussed at any meetings of the Board of Directors of Vastera. The right of Ford to designate the Ford Observer shall terminate in the event that Ford's share of Vastera Common Stock is less than * of Vastera's total equity on a fully diluted basis.

            5.2 Survival. The covenants contained in Subsection 5.1 shall survive the Closing.

            5.3 Breach of Representations and Warranties. Vastera shall not take any action that would breach or cause to be inaccurate any of the representations and warranties set forth in Section 6. Promptly after becoming aware of the occurrence of or the pending or threatened occurrence of any event that would cause or constitute such a breach or inaccuracy, Vastera shall give detailed written notice thereof to Ford and shall use its diligent efforts to prevent or remedy such breach or inaccuracy promptly.

      6. Representations and Warranties of Vastera and SSC. Vastera and SSC each hereby represents and warrants to Ford as follows, except as set forth on the attached disclosure schedules, that:

            6.1 Organization. Vastera and each subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Vastera and each subsidiary is qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or properties requires it to be so qualified, the failure of which must have a material adverse effect on Vastera to constitute a breach of this representation.

            6.2 Authorization. Each of Vastera and SSC has full corporate power and authority to enter into this Agreement and the Related Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Vastera and SSC each has taken all necessary and appropriate corporate action with respect to the execution and delivery of this Agreement and the Related Agreements. No other corporate proceedings on the part of either Vastera or SSC are necessary to authorize this Agreement or the Related Agreements or to consummate the transactions so contemplated hereby and thereby, including approval by any creditors of Vastera or SSC. This Agreement and each Related Agreement constitutes valid and binding obligations of Vastera and SSC (to the

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* This portion of the document has been omitted pursuant to a request for confidential treatment and such portion has been filed separately with the U.S. Securities and Exchange Commission.


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extent either is a party thereto), enforceable in accordance with its respective terms except as limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights and remedies generally.

            6.3 Subsidiaries. Except as set forth in the attached Schedule 6.3, Vastera has no subsidiaries. Vastera does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

            6.4 Capitalization. (a) The authorized capital stock of Vastera (immediately prior to the Closing) will consist of 29,197,589 shares of capital stock, consisting of: (i) 20,000,000 shares of Common Stock, and (ii) 9,197,589 shares of preferred stock, $.01 par value per share (the "PREFERRED STOCK"). Of the 20,000,000 authorized shares of Common Stock, 4,421,794 shares are issued and outstanding. The 9,197,589 shares of Preferred Stock are designated by series and number consisting of: (i) 807,000 shares of Series A Preferred Stock, of which 800,000 shares are issued and outstanding and 7,000 shares are reserved for issuance upon exercise of an outstanding warrant; (ii) 173,000 shares of Series B Preferred Stock, of which 104,208 shares are issued and outstanding and 4,511 shares are reserved for issuance upon exercise of certain warrants; (iii) 2,329,259 shares of Series C Preferred Stock, of which 2,310,813 shares are issued and outstanding and 18,446 shares are reserved for issuance upon exercise of certain warrants; (iv) 405,488 shares of Series C-1 Preferred Stock, of which 357,011 shares are issued and outstanding; (v) 3,004,512 shares of Series D Preferred Stock, of which 2,973,749 shares are issued and outstanding and 30,763 shares are reserved for issuance upon exercise of certain warrants; (vi) 631,608 shares of Series D-1 Preferred Stock, of which 196,980 shares are issued and outstanding and 385,505 shares are reserved for issuance upon exercise of certain warrants; and (vii) 1,846,722 shares of Series E Preferred Stock, of which 1,569,577 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 6.4 or provided in this Agreement or in the Certificate of Incorporation, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of Vastera is authorized or outstanding, (ii) there is no commitment of Vastera to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of Vastera, and
(iii) Vastera has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth on Schedule 6.4, as provided in the Second Amended and Restated Investors' Rights Agreement dated as of November 24, 1998, as amended from time to time (the "INVESTORS' RIGHTS AGREEMENT") attached hereto as Exhibit A or as provided in this Agreement or in the Certificate of Incorporation, no person or entity is entitled to (i) any preemptive or similar right with respect to the


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issuance of any capital stock of Vastera or (ii) any rights with respect to the registration of any capital stock of Vastera under the Securities Act of 1933, as amended (the "SECURITIES ACT"). All of the issued and outstanding shares of Common Stock and Preferred Stock have been offered, issued and sold by Vastera in compliance with applicable Federal and state securities laws. To the best of Vastera's knowledge, other than as set forth in the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 24, 1998, as amended from time to time (the "CO-SALE AGREEMENT") attached hereto as Exhibit B no stockholder of Vastera has granted options or other rights to purchase any shares of Common Stock from such stockholder.

            (b) As of the Closing Date, after giving effect to the Closing, Ford shall be the record owner of the greater of (i) 5,333,333 shares of the Common Stock of Vastera and (ii) 20% of the Common Stock of Vastera calculated on a fully diluted basis as of the Closing. Exhibit I sets forth those Persons who are or shall be record owner of at least 5% of the Common Stock of Vastera calculated on a fully diluted basis as of the Closing.

            6.5 Issuance of Shares. The issuance of the Shares to SSC was duly authorized by all necessary corporate action on the part of the Vastera, and the Shares so issued and delivered to SSC are duly and validly issued, fully paid and non-assessable.

            6.6 Ownership of Shares. SSC is the record and beneficial owner of, and has good and marketable title free and clear of any Encumbrances to the Shares. Upon transfer to Ford of certificates representing the Shares, Ford will be the absolute owner of such Shares free, clear and discharged of and from any Encumbrances.

            6.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of Vastera or SSC in connection with (i) the execution and delivery of this Agreement, (ii) the issuance or transfer of the Shares, (iii) the other transactions to be consummated at the Closing, as contemplated by this Agreement, provided, however, that in connection with provision (ii) of this Section 6.7 the following are required: (a) requisite filings with the appropriate state securities authorities, which Vastera hereby covenants to make on a timely basis and (b) such filings as shall have been made prior to and shall be effective on and as of the Closing or within the prescribed time period following Closing. Assuming the accuracy of the representations and warranties of Ford in Section 7 of this Agreement, the transfer of the Shares to Ford will be exempt from applicable Federal and state securities registration requirements.

            6.8 Financial Statements. Vastera has delivered to Ford (i) a complete and correct copy of the audited balance sheet of Vastera and its Subsidiaries as of December 31, 1999 and as of December 31, 1998 and the related statements of


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operations and cash flows for the fiscal years then ended, compiled by Vastera
(the "AUDITED FINANCIAL STATEMENTS") and (ii) a complete and correct copy of the unaudited balance sheet of Vastera (the "STUB PERIOD BALANCE SHEET") as of March 31, 2000 (the "STUB PERIOD BALANCE SHEET Date") and the related statements of operations and cash flows for the three-month periods then ended, compiled by Vastera (the "STUB PERIOD FINANCIAL STATEMENTS" and together with the Audited Financial Statements, the "FINANCIAL STATEMENTS"). The Financial Statements are complete and correct, are in accordance with the books and records of Vastera and present fairly the financial condition and results of operations of Vastera, as of the dates and for the periods indicated. The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied. The Stub Period Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

            6.9 Absence of Liabilities. Except as disclosed on Schedule 6.9, neither Vastera nor any of its Subsidiaries has any material liabilities and material contingent liabilities which are not disclosed, or adequately provided for, in the Financial Statements, with the exception of liabilities incurred in the ordinary course of business subsequent to the Stub Period Balance Sheet Date which do not have, either in any individual case or in the aggregate, a material adverse effect on Vastera's or its Subsidiaries' assets, liabilities, financial condition, operation or prospects. Except as disclosed on Schedule 6.9, since the Stub Period Balance Sheet Date, there has been no material adverse change in the condition, financial or otherwise, net worth or results of operations of Vastera and its Subsidiaries, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a material adverse effect on the business, prospects, properties or condition, financial or otherwise, of Vastera.

            6.10 Agreements; Action. Except as set forth on Schedule 6.10, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which Vastera or any of its Subsidiaries is a party or, to its knowledge, is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, Vastera or any of its Subsidiaries in excess of $100,000 (other than obligations of, or payments to, Vastera or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business), (ii) the license of any patent, copyright, trade secret or other proprietary right to or from Vastera or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products), (iii) provisions restricting or affecting the development, manufacture or distribution of Vastera's or any of its Subsidiaries' products or services, or (iv) indemnification by Vastera or any of its Subsidiaries with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into the ordinary course of business).


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

            6.11 Compliance. Each of Vastera and its Subsidiaries has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business, except where the failure to be in compliance with such laws, regulations or orders would not have a material adverse effect on the business, operations or condition of Vastera or any of its Subsidiaries. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which Vastera or any of its Subsidiaries is a party or by which it is bound, or, to the best knowledge of Vastera, of any provision of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon Vastera or any of its Subsidiaries, that materially adversely affects or, so far as Vastera may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, condition, affairs or operations of Vastera or any of its Subsidiaries, properties or assets. To the best of the knowledge of Vastera, no employee of Vastera or any of its Subsidiaries is in violation of any contract or covenant (either with Vastera or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation. Vastera and its Subsidiaries have all necessary permits, licenses and other authorizations required to conduct their business as conducted and Vastera and its Subsidiaries have been operating their business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except where the failure to obtain such permit, license or authorization or their non-compliance has not and could not reasonably be expected to have a material adverse effect on the business operations or conditions of Vastera and its Subsidiaries.

            6.12 Books and Records. The minute books of Vastera contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of Vastera is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of Vastera.

            6.13 Litigation. Except as set forth in the attached Schedule 6.13 for all representations and warranties in this Section 6.13, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best of Vastera's knowledge, threatened against or affecting Vastera or its Subsidiaries, at law or in equity, or (ii) governmental inquiry pending or, to the best of Vastera's knowledge, threatened against or affecting Vastera or its Subsidiaries, and to the best of Vastera's knowledge there is no basis for any of the foregoing. Neither Vastera nor any of its Subsidiaries is not in default with respect to any order, writ, injunction or decree known to or served upon Vastera or any of its Subsidiaries of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by Vastera or its Subsidiaries pending, threatened or contemplated against others.

            6.14 Patents, Trademarks, Etc. Each of Vastera and its Subsidiaries owns or possesses licenses or other rights to use all intellectual property necessary or desirable to the conduct of its business as conducted, and no claim is pending or threatened to the effect that the operations of Vastera or any of its Subsidiaries infringe upon or conflict with the asserted rights of any other Person under any intellectual property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best of Vastera's knowledge, threatened to the effect that any such intellectual property owned or licensed by Vastera or its Subsidiaries, or which Vastera or its Subsidiaries otherwise have the right to use, is invalid or unenforceable by Vastera or any of its Subsidiaries, and, to the best of Vastera's knowledge, there is no basis for any such claim (whether or not pending or threatened).

            6.15 Taxes. Except as set forth in the attached Schedule 6.15, Vastera and each of its Subsidiaries has filed all tax returns, Federal, state, county and local, required to be filed by it, and each of Vastera and its Subsidiaries has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation, all taxes which Vastera is obligated to withhold from amounts owing to employees, creditors and third parties. Each of Vastera and its Subsidiaries has established adequate reserves for all taxes accrued but not yet payable. The Federal income tax returns of Vastera and each of its Subsidiaries have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of Vastera's or any of its Subsidiaries' Federal, state, county or local taxes is pending or, to the best of Vastera's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of Vastera or its Subsidiaries. Neither Vastera nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended, that Vastera be taxed as an S corporation.

            6.16. Assets; Real Property.

            (a) Except as set forth in the attached Schedule 6.16(a) Vastera and each of its Subsidiaries has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises or shown on The Financial Statements or acquired thereafter, free and clear of all Encumbrances, except for properties and assets disposed of in the ordinary course of business since the date of The Financial Statements and except for Encumbrances disclosed on The Financial Statements and liens for current property taxes not yet due and payable. Vastera and each of its Subsidiaries owns, or has a valid leasehold interest in, all assets and properties necessary for the conduct of its business as conducted.

            (b) Neither Vastera nor any of its Subsidiaries has and never has had, any ownership interest, security interest or other interest of any kind in any real property whatsoever with the exception of real property leases for office space.

            6.17. Contracts; No Defaults. Neither Vastera nor any of its Subsidiaries is in default with respect to the performance of any of its obligations under any agreements material to Vastera and its Subsidiaries, including but not limited to, employment agreements, agreements involving performance of services or delivery of goods or materials to or by Vastera or its Subsidiaries, and each lease, rental, license and conditional sale agreement affecting any real or personal property used, owned or licensed by Vastera or its Subsidiaries, agreements relating to intellectual property used, owned or licensed by Vastera or its Subsidiaries, and other agreements to which Vastera or its Subsidiaries is a party or is bound, in each case if the agreement involves the payment of $100,000 or more in either a single payment or over a twelve-month period. Each such agreement is in full force and effect and is valid and enforceable in accordance with its terms.

            6.18. Employees. To the best knowledge of Vastera or SSC, no executive or key employee of Vastera or any of its Subsidiaries or any group of employees of Vastera or any of its Subsidiaries has any plans to terminate employment with Vastera or any of its Subsidiaries. Neither Vastera or any of its Subsidiaries, nor to the best of Vastera's knowledge, any of its employees is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to, affecting or in conflict with the present business activities of Vastera or any of its Subsidiaries. Neither Vastera nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes and no activity or claims have been threatened.

            6.19. ERISA. Vastera's plans or trusts and the plans or trusts of its Subsidiaries are all in compliance with ERISA and the Internal Revenue Code of 1986.

            6.20. Offering. Subject to the truth of the representations and warranties of Ford contained in Section 7 hereof, the transfer of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

            6.21. Related Party Transactions. Except as set forth in the attached Schedule 6.21, no employee, officer or director of Vastera or any of its Subsidiaries, or member of the immediate family of any of them, is indebted to Vastera or any of its Subsidiaries, nor is Vastera or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them. No employee, officer or director of Vastera or any of its Subsidiaries, or member of the immediate family of any of them, has any direct or indirect ownership interest in any Person with which Vastera or any of its Subsidiaries is affiliated or with which Vastera has a business relationship, or any Person that competes with Vastera or any of its Subsidiaries. No employee, officer or director of Vastera or any of its Subsidiaries, or member of the immediate family of any of them, is, directly or indirectly, interested in any material agreement with Vastera or any of its Subsidiaries.

            6.22 Disclosures. Neither this Agreement nor any exhibit hereto, nor any report, certificate or instrument furnished to Ford in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Vastera knows of no information or fact that has or would have a material adverse effect on the business, prospects or condition (financial or otherwise) of Vastera that has not been disclosed to Ford in writing.

      7. Representations and Warranties of Ford. Ford represents and warrants to Vastera as follows, except as set forth on the attached disclosure schedules, that:

            7.1 Organization; Good Standing; Power. Ford is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            7.2 Authorization of Ford. Ford has full power and authority to enter into this Agreement and the Related Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Ford has taken all necessary and appropriate corporate action with respect to the execution and delivery of this Agreement and the Related Agreements. No other corporate proceedings on the part of Ford are necessary to authorize this Agreement or to consummate the transactions so contemplated hereby including approval by any creditors of Ford. This Agreement and each Related Agreement constitutes valid and binding obligations of Ford, enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights and remedies generally.

            7.3 Investment Intent. Ford is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same.

            7.4. Investment Experience; Accredited Investor Status. Ford is an informed and sophisticated investor, and has sufficient knowledge and experience in business and financial matters to permit it to evaluate the merits and risks of an investment in Vastera. Ford is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Ford acknowledges that the Shares are being issued and sold under exemptions from registration provided in the Securities Act and under applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act or applicable state securities laws or an exemption from such registrations is available. Accordingly, Ford represents and warrants that it is able to bear the economic risk of any investment in the Shares.

            7.5. Information. Ford represents that it has had the opportunity to ask questions and receive answers concerning the Shares and to obtain whatever information concerning Vastera as has been requested by Ford in order to make its investment decision.

            7.6 Conduct of Business. At all times, Ford has conducted the Business diligently in the ordinary course thereof.

            7.7 Undisclosed Liabilities, Releases and Waivers. There are no debts, liabilities or obligations with respect to which the assets of the Business that are being acquired by SSC are subject, whether liquidated, unliquidated, accrued, absolute, contingent, or otherwise other than in the ordinary course of business.

            7.8 Compliance with Laws. To Ford's knowledge, Ford has complied and is in compliance with all applicable foreign, federal, state, and local laws, statutes, licensing requirements, rules, and regulations, and judicial or administrative decisions applicable to the Business where the failure to so comply could have a material adverse effect on the results of operations or financial condition of the Business.

            7.9 Consents. Except for the requirements of the HSR Act or as set forth on Schedule 7.9, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of Ford in connection with (i) the execution and delivery of this Agreement or (ii) the transactions to be consummated at the Closing, as contemplated by this Agreement.

            7.10 Restrictive Documents or Orders. Ford is not a party to or bound under any agreement, contract, order, judgment, writ, rule regulation or decree, or any similar restriction not of general application which reasonably could be expected to materially adversely affect, (i) the continued operation by SSC of the Business after the Closing on substantially the same basis as the Business was theretofore operated (assuming that SSC and Vastera have received all requisite consents and are qualified and authorized to operate the Business in each jurisdiction in which the nature of the Business requires it to be so qualified), or (ii) the consummation of the transactions contemplated by this Agreement.

            7.11 Absence of Change. Since March 31, 2000, there has been no material adverse change in the condition of the Business, financial or otherwise, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a materially adverse effect on the Business.

            7.12  Litigation. Except as set forth on Schedule 7.12, there is no
(i) action, suit, claim, proceeding or investigation pending or, to Ford's knowledge, threatened against or affecting the operation of the Business by Ford, at law or in equity, or (ii) governmental inquiry pending or, to Ford's knowledge, threatened against or affecting the operation of the Business by Ford. Ford is not in default with respect to any order, writ, injunction or decree known to or served upon Ford relating to the Business of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

            7.13 No Conflict or Default. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof and thereof, including without limitation, the consummation of the transactions contemplated hereby and thereby, will violate any statute, regulation, or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition, or provision of its Articles of Incorporation or Bylaws, as presently in effect, or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation, or instrument to which Ford is a party or by which it is or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder.

      8. Survival of Representations and Warranties. Except as expressly provided elsewhere herein, all representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of two years.

      9. Financial Statements. The audited financial statements of the Business are attached hereto as Exhibit G. Ford makes no representations as to the accuracy of such financial statements.

      10. Dispute Resolution. If a material breach occurs or a dispute arises between the parties relating to this Agreement, the following procedure shall be implemented in lieu of litigation, except that either party may seek injunctive relief from a court where appropriate in order to maintain the status quo while this procedure is being followed:

      (a) The parties shall hold a meeting promptly, attended by persons with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute; provided, however, that no such meeting shall be deemed to vitiate or reduce the obligations and liabilities of the parties hereunder or be deemed a waiver by a party hereto of any remedies to which such party would otherwise be entitled hereunder.

      (b) If within thirty (30) days after such meeting the parties have not succeeded in negotiating a resolution of the dispute, they agree to submit the dispute to mediation in accordance with the then current Model Procedure for Mediation of Business Disputes of the Center for Public Resources and to bear equally the costs of the mediation.

      (c) The parties will jointly appoint a mutually acceptable mediator, seeking assistance in such regard from the Center for Public Resources if they have been unable to agree upon such appointment within twenty (20) days from the conclusion of the negotiation period.

      (d) The parties agree to participate in good faith in the mediation and negotiations related thereto for a period of thirty (30) days. If the parties are not successful in resolving the dispute through the mediation, then the parties agree to submit the matter to binding arbitration or a private adjudicator.

      (e) Mediation or arbitration shall take place in Pittsburgh, Pennsylvania unless otherwise agreed by the parties. Equitable remedies shall be available in any arbitration. Punitive damages shall not be awarded. This Section is subject to the Federal Arbitration Act, 9 U.S.C.A. Section 1 et seq.

      (f) In the event of arbitration, the parties agree that the award of the arbitrator shall be (1) the sole and exclusive remedy between them regarding any claims, counterclaims, or issues presented to the arbitrator; (2) final and subject to no judicial review; and (3) made and shall promptly be payable in U.S. dollars free of any tax, deduction, or offset. The parties further agree that any costs, fees, or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The parties hereto agree that judgment on the arbitration award may be entered and enforced in any court of competent jurisdiction. Each party shall, except as otherwise provided herein, be responsible for its own costs, including legal fees, incurred in the course of any arbitration proceedings. The fees of the arbitrator shall be divided evenly between the parties.

      11. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by recognized overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

            If to Vastera, at Vastera, Inc., 45025 Aviation Drive, Suite 200, Dulles, VA 20166, Attention: President, or at such other address or addresses as may have been furnished in writing by Vastera to Ford, with a copy to Brian D. Henderson, Esq., Brobeck, Phleger & Harrison LLP, 701 Pennsylvania Avenue, N.W., Washington, D.C. 20004;

            If to Ford, at One American Road, Dearborn, Michigan 48126,
Attention: Secretary, or at such other address or addresses as may have been furnished to Vastera in writing by Ford, with a copy to Ford Motor Company, Office of the General Counsel, One American Road, WHQ Suite 320, Dearborn, Michigan 48126, Attention: Assistant General Counsel --Transactions.

            Notices provided in accordance with this Section 10 shall be deemed delivered upon personal delivery, one business day after delivery to a recognized overnight courier service or two business days after deposit in the mail.

      12.   Miscellaneous.

            12.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            12.2 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Vastera and Ford. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each of Ford and Vastera. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            12.3. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

            12.4. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

            12.5. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

            12.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            12.7. In connection with this Agreement, Ford and Vastera have executed a Parent Guaranty, attached hereto as Exhibit H.

            12.8. Definitions. The following terms as used in this Agreement shall have the meanings specified below:

      "ADDITIONAL AGREEMENTS" means the Registration Rights Agreement and the New Co-Sale Agreement.

      "BUSINESS" means the assets and rights transferred by Ford to Vastera pursuant to the Related Agreements and all liabilities arising from or associated with the Related Agreements, but specifically excluding any earnings deficit associated with the Business prior to the date hereof.

      "ENCUMBRANCE" means any claim, charge, lease, covenant, easement, encumbrance, security interest, lien, option, pledge, right of others, mortgage, hypothecation, conditional sale, or restriction (whether on voting, sale, transfer, disposition, or otherwise), whether imposed by agreement, understanding, law, equity, or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

      "GAAP" means U.S. generally accepted accounting principals.

      "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related regulations and published interpretations.

      "IPO" means the initial underwritten public offering of shares of Vastera's Common Stock, with an aggregate offering price of no less than $20,000,000.

      "NEW CO-SALE AGREEMENT" means the Co-Sale Agreement, as amended only to include Ford as an "Investor" (as such term is defined in the Co-Sale Agreement) that will be executed by the Parties as of the date of Closing.

      "RELATED AGREEMENTS" means

            (a) The License Agreement, dated as of the date hereof, and attached hereto as Exhibit C.

            (b) The Employee Transfer Agreement, dated as of the date hereof, and attached hereto as Exhibit D.

            (c) The Employee Secondment Agreement, dated as of the date hereof, and attached hereto as Exhibit E.

      "REGISTRATION RIGHTS AGREEMENT" means the agreement in the form of the Third Amended and Restated Investors' Rights Agreement, that is (attached hereto as Exhibit F) that will be executed by the Parties as of the date of Closing.

      "SEC" means the United States Securities and Exchange Commission.

      "TO FORD'S KNOWLEDGE" means the actual knowledge of Gary Boone, Manager, Global Customs and the knowledge that he should have had acting as a reasonably prudent manager in his capacity as Manager, Global Customs.

            12.8 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.


                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Stock Issuance Agreement as of the day and year first above written.

                                           VASTERA, INC.


                                           By:  /s/ Arjun Rishi
                                               --------------------------------





                                           VASTERA SOLUTION SERVICES CORPORATION


                                           By:  /s/ Arjun Rishi
                                               --------------------------------




                                           FORD MOTOR COMPANY

                                           By:  /s/ Frank Taylor
                                               --------------------------------

                       EXHIBIT A - INVESTORS RIGHTS AGREEMENT



[PLEASE SEE EXHIBIT 4.2 OF THE COMPANY'S REGISTRATION STATEMENT FILED THEREIN.]

                           EXHIBIT B - CO-SALE AGREEMENT

                                                                      Exhibit B

                                   VASTERA, INC.

                 SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL
                               AND CO-SALE AGREEMENT

       THIS SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the "Agreement") is made as of this 24th day of November, 1998, by and among the following parties: VASTERA, INC., a Delaware corporation formerly known as Export Software International. Inc. (the "COMPANY"); the investors identified on the signature pages hereto (collectively, the "INVESTORS" and each, an "INVESTOR"; and certain stockholders of the Company listed on Exhibit A hereto (the "KEY STOCKHOLDERS").

       NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and is the Series D Convertible Preferred Stock and Warrant Purchase Agreement of even date herewith, the Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Prior Agreement") is hereby amended and restated, and the parties agree, as follows:

1.     DEFINITIONS.

       (a) "CO-SALE STOCK" shall mean shares of the Company's Common Stock or Preferred Stock now owned or subsequently acquired by the Key
Stockholders. The number of shares of Co-Sale Stock owned by each Key Stockholder is set forth on Exhibit A, which Exhibit shall automatically be amended from time to time to reflect changes is the number of shares owned by each Key Stockholder.

       (b) "COMMON STOCK" shall mean the Company's Common Stock, $0.01 par value per share, and shall be deemed to include all shares of Common Stock issued or issuable upon conversion of the Preferred Stock (including but not limited to conversion of the Option Shares).

       (c) "MAJORITY INVESTORS" shall mean Investors holding a majority of the shares of Common Stock held by all Investors.

       (d) "OPTION SHARES" means, collectively, (i) shares of the Company's Series B Convertible Preferred Stock issuable upon the exercise of the option granted pursuant to the Option Agreement dated as of July 31, 1996 between Battery Ventures III, L.P. and the Company, (ii) shares of the Company's Series C-1 Convertible Preferred Stock issuable upon the exercise of the options granted pursuant to the Option Agreements between the Company and terrain of the Investors, respectively; and (iii) shares of the Company's Series D-1 Convertible Preferred Stock issuable upon the exercise of the Warrant sold to certain of the Investors by the Company.

       (e) "PREFERRED STOCK" shall mean collectively, the Company's Series A Convertible Preferred Stock, $0.01 par value per share, the Company's Series B Convertible Preferred Stock, $0.01 par value per share, the Company's Series C Convertible Preferred Stock $0.01 par value per share the Company's Series C-1 Convertible Preferred Stock $0.01 par value per share, the Company's Series D Convertible Preferred Stock, $0.01 par value per share and the Company's Series D-1 Convertible Preferred Stock $0.01 par value per share.

2.     SALES BY KEY STOCKHOLDERS.

       2.1    NOTICE REQUIREMENT.

       If any Key Stockholder proposes to sell or transfer any shares of Co-Sale Stock (a "Selling Stockholder Selling Stockholder shall, prior to and as a condition precedent to any such proposed transfer or sale, promptly give written notice (the "Stockholder Notice") simultaneously to the Company and to the Investors. The Stockholder Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Co-Sale Stock to be sold or transferred, the nature of such sale or transfer, the name of and address of the proposed transferee and the purchase price and other terms of such sale or transfer. If the sale or transfer is being made pursuant to the provisions of Sections 3(a) and 3(b) hereof, the Stockholder Notice shall state under which section the sale or transfer is being made.

       2.2    COMPANY'S RIGHT TO PURCHASE.

       For a period of twenty (20) days following receipt of any Stockholder Notice described in Section 2.1, the Company shall have the right to purchase all or a portion of the shares of Co-Sale Stock subject to such Stockholder Notice on the same terms and conditions as set forth therein. The Company's purchase right shall be exercised by written notice signed by an officer of the Company (the "Company Notice") and delivered to the Selling Stockholder and to Investors designating a date for closing at the offices of the Company on the first business day at least five (5) days but not more than thirty
(30) days after the date of the Company Notice. At the closing, the Company will deliver m the Selling Stockholder a certified or bank check or by wire transfer for the amount of payment for the Co-Sale Stock being purchased against receipt of certificates representing such Co-Sale Stock duly endorsed to transfer good and marketable title to the Company free and clear of all liens and encumbrances.

       2.3    INVESTORS' RIGHT TO PURCHASE.

       (a) If the Company does not purchase all of the Co-Sale Stock available pursuant to its rights under Section 2.2 within the period set forth therein, the Investors shall then have the right, exercisable upon written notice to the Selling Stockholder within thirty (30) days of the date of the Stockholder Notice described in Section 2.1 (the "Investors' Notice") to purchase all but not less than all of the shares of Co-Sale Stock not purchased by the Company pursuant to Section 2.2 subject to the Stockholder Notice on the same terms and conditions. The Selling Stockholder and the Investors shall mutually agree upon a date for closing at the offices of the Company on the first business day at least ten (10) days and no more than thirty (30) days after the date the Investors shall deliver the Investors' Notice to the Selling Stockholder. At the closing, the Investors will deliver to the Selling Stockholder a certified or bank check or wire transfer for the amount of payment for the shares of Co-Sale Stock being purchased against receipt of certificates representing such Co-Sale Stock duly endorsed to transfer good and marketable title to the Investor(s) free and clear of all liens or encumbrances.

       (b) If one or more of the Investors intends to exercise their rights hereunder to purchase the shares of Co-Sale Stock not purchased by the Company pursuant to Section 2,2, then each Investor intending to exercise such option shall be entitled to purchase a portion of such shares of Co-Sale Stock equal to a fraction, the numerator of which equals the number of shares of Common Stuck held by such Investor and the denominator of which equals the number of shares of Common Stock held by all of the Investors.

       (c) If one or more of the Investors fails to exercise their rights hereunder to purchase the share of Co-Sale Stock not purchased by the Company pursuant to Section 2.2, the Selling Stockholder shall give prompt notice of such failure to the Investors who did so elect (the "Electing Investors"). Such notice may be made by telephone if confirmed in writing within two (2) business days. Each of the Electing Investors may elect to purchase up to the entire unsold portion of the Co-Sale Stock by giving written notice to the Selling Stockholder within five (5) business days from the date that they received notice under this Section 2.3(c); provided, however, that if more than one Electing Investor desires to purchase such unsold portion, such Electing Investors shall be limited to their PRO RATA share of the unsold portion. For purposes of this Section 2.3(c), each Electing Investor's PRO RATA share shall be the ratio of the number of shares of Common Stock held by such Electing Investor to (y) the total number of shares of Common Stack held by all such Electing Investors.

       2.4    INVESTORS' RIGHT TO PARTICIPATE IN THE SALE OF CO-SALE STOCK.

       (a) Should the Investors fail to exercise their rights to purchase all of the shares of Co-Sale Stock not purchased by the Company described in the Stockholder Notice issued pursuant to Section 2.1 following the exercise or expiration of the rights of purchase described in Sections 2.2 and 2.3, then each Investor shall have the right, exercisable upon written notice to the Selling Stockholder, and to the Other Investors, within forty-five (45) days of the date of the Stockholder Notice described in Section 2.1, to participate in such sale of Co-Sale Stock to the third parry purchases on the same terms and conditions as are applicable to the Selling Stockholder. Such notice shall indicate the number of shares of Common Stock such Investor wishes to sell under its right to participate in accordance with this Section.

       (b) Each Investor exercising its rights under this Section 2.4 may sell all or any part of that number of shares equal to the product obtained by multiplying (x) the aggregate number of shares of Co-Sale Stock covered by the Stockholder Notice (as reduced by any purchases pursuant to Sections 22 or 2.3) by (y) a fraction the numerator of which is the number of shares of Common Stock held by such co-selling Investor at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stack held by the Selling Stockholder and all such selling Investors at the time of the sale or transfer.

       (c) Each co-selling investor shall effect its participation is the sale pursuant to this Section 2.4 by delivering at the closing of the sale to the prospective purchaser for transfer to the prospective purchaser against receipt by the Investor of the consideration therefore one or morn certificates, properly endorsed for transfer, which represent:

              (i) the type and number of shares of Common Stock which the Investor elects to sell; or

              (ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that the Investor elects to sell; PROVIDED, HOWEVER, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and to promptly execute nerd deliver any and all stock certificates necessary to enable the Investors to comply with this Section 2.4.

       (d) The stock certificate or certificates that an Investor delivers at such closing pursuant to this Section 2.4 shall be transferred to the prospective purchaser is consummation of the sale of the Common Stock pursuant to the terms and conditions specified is the Stockholder Notice, and at such closing there shall be paid to such Investor that portion of the sale proceeds to which the Investor is entitled by reason of its participation is such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment of otherwise refuses to purchase shares or other securities from as Investor exercising its rights of Co-Sale hereunder, the Selling Stockholder shall not sell to such prospective purchaser or purchasers nay Co-Sale Stock unless and until, simultaneously with such sale, the Selling Stockholder shall purchase such share or other securities from such Investor on the same temps and conditions specified in the Stockholder Notice, including, without limitation, payment in full therefor.

       2.5    SALES FREE OF RESTRICTIONS.

       If no Investor elects to participate in the sale of the Co-Sale Stock subject to the Stockholder Notice, the Selling Stockholder may, not sooner than forty-five (45) or later than one hundred twenty (120) days following delivery of the Stockholder Notice, enter into as agreement providing for the closing of the transfer of the Co-Sale Stock covered by the Stockholder Notice within thirty (30) days of the date such agreement is entered into on terms and conditions not more materially favorable to the transferor than those described in the Stockholder Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Stockholder Notice, as well as nay subsequent proposed transfer of any of the Co-Sale Stock by the Selling stockholder shall again be subject to the right of first refusal and Co-Sale rights of the Investors and shall require compliance by the Selling Stockholder with the procedures described in this
Section 2.

3.     EXEMPT TRANSFERS/PERMITTED TRANSFERS.

       (a) Notwithstanding anything to the contrary contained in the foregoing.

              (i) the right of first refusal rights and Co-Sale rights of the Investors shall not apply to

                     (A) a transfer of the shares of Co-Sale Stock, either during the Selling Stockholder's lifetime or on his or her death by will or intestacy, to a member of such Selling Stockholder's immediate family, the immediate family of such Selling

              Stockholder's spouse or to a trust, the beneficiaries of which are exclusively the Selling Stockholder and/or one or more members of such Selling Stockholder's immediately family or the immediate family of such Selling Stockholder's spouse (for purposes hereof, a person's "immediately family" shall include such person's spouse, lineal descendants, father, mother, grandfather, grandmother, brother(s) or sister(s)) or to a charitable trust;

                     (B) a bona fide pledge or mortgage of the shares of Co-Sale Stock to a commercial leading institution, provided that any subsequent transfer of any such shares of Co-Sale Stock by such institution shall be subject to the terms and conditions of this Agreement;

                     (C) a transfer between any person and a guardian or conservator for such person;

                     (D) a transfer by way of bequest or inheritance upon death; and

                     (E) a sale of such Selling Stockholder's shares of Co-Sale Stock by an estate solely for the purpose of paying estate taxes;

              (ii) The Co-Sale rights of the Investors shall not apply to the sale of up to 30,000 shares of the Co-Sale Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other recapitalization affecting such shares) in any twelve-month period:

              (iii) The restrictions contained in this Agreement shall continue to be applicable to the shares of Co-Sale Stock after any transfer described in clauses (i)(A) through (E) above (a "PERMITTED TRANSFER") and the transferees of shares of Co-Sale Stock in a Permitted Transfer ("PERMITTED TRANSFEREES") shall have agreed in writing to be bound by the provisions of this Agreement affecting the shares of Co-Sale Stock so transferred. Such transferred Co-Sale Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall b treated as "Key Stockholders" for purposes of this Agreement.

       (b) Notwithstanding anything to the contrary contained is the foregoing, the provisions of Section 2 shall not apply w the sale of any Co-Sale Stock 'to the public pursuant to a registration statement filed with and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, (the "SECURITIES ACT").

       (c) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Key Stockholders provided that any repurchases by the Company shall remain subject to any limitations in the Company's Certificate of Incorporation (the "CERTIFICATE").

4.     PROHIBITED TRANSFERS.

       (a) In the event that a Selling Stockholder should sell nay Co-Sale Stock in contravention of the purchase rights of the Company and the Investors and the Co-Sale rights of the Investors under this Agreement (a "Prohibited Transfer"), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder shall have the option provided below, and such Selling Stockholder shall be bound by the applicable provisions of such option.

       (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Selling Stockholder the type and number of shares of Common Stock equal to the number of shares such Investor would have been entitled to transfer to the purchaser under Section 2.4 hereof had the Prohibited Transfer been affected pursuant to and is compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

              (i) The price per share at which the shares are to be sold to such Selling Stockholder shall be equal to the price per share paid by the purchaser to the Selling Stockholder in such Prohibited Transfer. The Selling Stockholder shall also reimburse each Investor for any and all fees and expanses, including legal fees and expenses, incurred pursuant to the exorcise or the attempted exercise of the Investors rights under Section 2.

              (ii) Within ninety (90) days after the later of the dates on which the Investors (a) received notice of the Prohibited Transfer or (b) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Selling Stockholder the certificate or certificates representing stock to be sold against receipt of payment therefore, each such certificate to be properly endorsed for transfer so as to convey good and marketable title to the Selling Stockholder free of all liens and encumbrances.

              (iii) The Selling Stockholder, against receipt of the certificate or certificates of the stock to be sold by the Investors, pursuant to this Section 4(b), shall pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in
Section 4(b)(i), in cash or by other means acceptable m the Investors. In such case, each side shall execute cross receipts to the other.

              (iv) Notwithstanding the foregoing, any attempt by the Selling Stockholder to transfer Co-Sale Stock is violation of Section 2 hereof shall be voidable at the option of the Majority Investors, unless the Majority Investors elect to exercise the option set forth in this Section 4. The Company agrees it will not effect such a transfer (or any proposed sale by any Key Stockholder pursuant to Section 4(a) above) nor will it treat any alleged transferee as the holder of such stock without the written consent of the Majority Investors.

5.     LEGEND.

       (a) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Key Stockholders or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

              "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

       (b) The Key Stockholders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.     MISCELLANEOUS.

       6.1    CONDITIONS TO EXERCISE OF RIGHTS.

       Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Key Stockholders and the Company shall use their best efforts to assist each Investor in complying with applicable laws.

       6.2    GOVERNING LAW.

       This Agreement shall be construed and enforced in accordance with. and the tights of the parties shall be governed by, the laws of the State of Delaware (without giving effect to say conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

       6.3    AMENDMENT.

       Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or is a particular instance and either retroactively or prospectively) only by the written consent of the following: (i) as it applies to the Company, only by the Company. (ii) as it applies to the Investors or the holders of the Preferred Stock, only by each such Investor and its successors and assigns; pursuant to Section 6.4 hereof, and (iii) a it applies to the Key Stockholders, only by the Key Stockholders.
 Any amendment or waiver effected is accordance with clauses (i), (ii) or
(iii) of this Section 6.3 shall be binding upon the Investors, the Company and the Key Stockholders, and their respective successors and assigns, as the case may be.

       6.4    ASSIGNMENT OF RIGHTS.

       This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

       6.5    TERM.

       This Agreement shall terminate on the date of a closing of a sale to the public of Common Stock for the account of the Company pursuant to as underwritten registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, in which (i) the per share price is at least $14.80 (subject to adjustment for any stock dividends, combination, splits, recapitalizations and the like) and (ii) the net proceeds to the Company (after underwriting discounts, commissions and fees) are at least $15,000,000.

       6.6    ENTIRE AGREEMENT.

       This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement This Agreement amends. restates and supersedes Prior Agreement and all previously executed Right of First Refusal and Co-Sale Agreements, and the Prior Agreement and all previously executed Right of First Refusal and Co-Sale Agreements shall be of no further force or effect.

       6.7    OWNERSHIP.

       Each Key Stockholder represents and warrants that he is the sole legal and beneficial owner of those shares of Co-Sale Stock he currently holds subject to the Agreement, that such shares constitute the Key Shareholder's entire equity ownership interest in the Company and that no other person has any interest (other than a community property interest) in such shares.

       6.8    NOTICES.

       All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon persona) delivery to the party to be notified, (ii) when seat by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been seat by registered or certified mail, return receipt requested, postage prepaid, or iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be seat to the parry to be notified at the address a set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

       6.9    SEVERABILITY.

       In the event one or more of the provisions of this Agreement should, for any reason be held to be invalid, illegal or unenforceable in any aspect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

       6.10   ATTORNEYS' FEES.

       In the event that any dispute among the pasties to this Agreement should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing parry under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

       6.11   COUNTERPARTS.

       This Agreement may be executed in two or more counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

       6.12   TITLES AND SUBTITLES.

       The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

       6.13   PRONOUNS.

       All pronouns contained herein ad any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

       6.14   DELAYS OR OMISSIONS.

       It is agreed that no delay or omission to exercise any right, power or remedy accruing to any parry, upon any breach, default or noncompliance by another party under this Agreement, or any ocher agreements entered into in connection herewith (collectively, the "Related Agreements"), shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach default or noncompliance, or any acquiescence therein. or any similar default or noncompliance thereafter occurring. It is further agreed that any waiver. permit, consent or approval of any kind or character of any breach, default or noncompliance under this Agreement of the Related Agreements must be in writing and shall be effective only to the extent specifically set forth is such writing. All dies, either undo this Agreement or the Related Agreements, or otherwise afforded to any parry, shall be cumulative and not alternative.

                    [THIS SPACE INTENTIONALLY LEFT BLANK]

The foregoing SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is hereby executed as of the date first above written.

                                               VASTERA, INC.

                                               By: /s/ Arjun Rishi
                                                 -----------------------------
                                                   Arjun Rishi, President


                                               INVESTORS:

                                               BATTERY VENTURES III, L.P.
                                               BY: Battery Partners III, L.P.


                                               By: /s/ Robert G. Barrett
                                                 -----------------------------
                                                   Robert G. Barrett, General
                                                   Partner



                                               TCV II, V.O.F.
                                               A Netherlands Antilles General
                                               Partnership
                                               BY: Technology Crossover
                                                   Management II, L.L.C.
                                               ITS: Investment General Partner


                                               By: /s/ Robert C. Bensky
                                                 -----------------------------
                                                   Robert C. Bensky, Chief
                                                   Financial Officer



                                               TECHNOLOGY CROSSOVER
                                               VENTURES II, L.P.
                                               A Delaware Limited Partnership
                                               BY: Technology Crossover
                                                   Management II, L.L.C.
                                               ITS: General Partner


                                               By: /s/ Robert C. Bensky
                                                 -----------------------------
                                                   Robert C. Bensky, Chief
                                                   Financial Officer



                           [SIGNATURES CONTINUED ON NEXT PAGE]

                                               TCV II (Q), L.P.
                                               A Delaware Limited Partnership
                                               BY: Technology Crossover
                                                   Management II, L.L.C.
                                               ITS: General Partner


                                               By: /s/ Robert C. Bensky
                                                 -----------------------------
                                                   Robert C. Bensky, Chief
                                                   Financial Officer


                                               TCV II STRATEGIC PARTNERS, L.P.
                                               A Delaware Limited Partnership
                                               BY: Technology Crossover
                                                   Management II, L.L.C.
                                               ITS: General Partner


                                               By: /s/ Robert C. Bensky
                                                 -----------------------------
                                                   Robert C. Bensky, Chief
                                                   Financial Officer



                                               TECHNOLOGY CROSSOVER
                                               VENTURES II, C.V.
                                               A Netherlands Antilles Limited
                                               Partnership
                                               BY: Technology Crossover
                                                   Management II, L.L.C.
                                               ITS: Investment General Partner


                                               By: /s/ Robert C. Bensky
                                                 -----------------------------
                                                   Robert C. Bensky, Chief
                                                   Financial Officer



                           [SIGNATURES CONTINUED ON NEXT PAGE]

                                                /s/ Margaret L. Taylor
                                                ------------------------------
                                                Margaret L. Taylor


                                                DAVID A. DUFFIELD TRUST


                                                By:/s/ David A. Duffield
                                                   ---------------------------
                                                   David A. Duffield, Trustee



                                                VERTEX TECHNOLOGY FUND PTE. LTD.

                                                By:/s/
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                     -------------------------


                                                DELHI & DUBLIN VENTURES, L.L.C.

                                                By:/s/
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                     -------------------------



                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                     -------------------------



                          [SIGNATURES CONTINUED ON NEXT PAGE]

                                                RRE INVESTORS, L.P.

                                                By:/s/ Andrew L. Zalasin
                                                   ---------------------------
                                                   Member, General Partner


                                                RRE INVESTORS FUND, L.P.

                                                By:/s/ Andrew L. Zalasin
                                                   ---------------------------
                                                   Member, General Partner


                                                MSD PORTFOLIO CAPITAL, L.P.
                                                PRIVATE NEW EQUITY


                                                By:/s/ Glenn Furman
                                                   ---------------------------
                                                   Glenn Furman
                                                Its:
                                                   ---------------------------


                                                RPKS INVESTMENTS, L.L.C.


                                                By:/s/ Glenn Furman
                                                   ---------------------------
                                                   Glenn Furman
                                                Its:
                                                   ---------------------------


                                                TRIPLE MARLIN INVESTMENTS,
                                                L.L.C.


                                                By:/s/ John Phelan
                                                   ---------------------------
                                                   John Phelan
                                                Its:
                                                   ---------------------------


                                                TEACHERS INSURANCE AND ANNUITY
                                                ASSOCIATION OF AMERICA


                                                By:/s/ Nancy Heller
                                                   ---------------------------
                                                   Nancy Heller
                                                Its:
                                                   ---------------------------

KEY STOCKHOLDERS:
/s/ Arjun Rishi
------------------------------
        Arjun Rishi



/s/ Punkaj Rishi
------------------------------
       Punkaj Rishi



/s/ George K. Bardos
------------------------------
     George K. Bardos



/s/ Guy N. Faucheux
------------------------------
      Guy N. Faucheux



/s/ Chandai Rishi
------------------------------
        Chandai Rishi



/s/ Ramona Rishi
------------------------------
        Ramona Rishi

                                     EXHIBIT A

                                  KEY STOCKHOLDERS

                                  NUMBER OF SHARES


                       Name and Address                  Common Stock
                       ------------------------------   ---------------
                1.     Arjun Rishi                      767,400
                       2635 William Court Circle
                       Apt 441
                       Herndon, VA 20171
                2.     Punkaj Rishi                     1,147,200
                       11783 Indian Ridge Road
                       RUM VA 22091
                3.     George K Barrios                 368,000
                       10804 Riverwood Drive
                       Potomac, MD 20854
                4.     Guy N. Faucheux                  384,000
                       12003 lashes Court
                       Restores, VA 22091
                5.     Sonja Rishi                      126,000
                       1710 Abercromby Court. Apt G
                       Reston. VA 22010
                6.     Ramona Rishi                     767,400
                       10011 Thompson Ridge Ct
                       Gnat Falls, VA 22066


                           EXHIBIT C - LICENSE AGREEMENT


            [PLEASE SEE EXHIBIT 10.17 OF THE COMPANY'S REGISTRATION
                             STATEMENT FILED HEREWITH.]

                      EXHIBIT D - EMPLOYEE TRANSFER AGREEMENT


            [PLEASE SEE EXHIBIT 10.19 OF THE COMPANY'S REGISTRATION
                             STATEMENT FILED HEREWITH.]

                     EXHIBIT E - EMPLOYEE SECONDMENT AGREEMENT


             [PLEASE SEE EXHIBIT 10.18 OF THE COMPANY'S REGISTRATION
                            STATEMENT FILED HEREWITH.]

                      EXHIBIT F - REGISTRATION RIGHTS AGREEMENT

                                      VASTERA

               THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


     This THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of the __ day of _______, 2000, by and among the following parties: Vastera a Delaware corporation (the "COMPANY"); Ford Motor Company ("FORD"), TCV IV, L.P. and TCV IV Strategic Partners, L.P. (together the "NEW INVESTORS") and those entities designated on the signature pages hereof and SCHEDULE I hereto as "ORIGINAL PARTIES" (Ford, the New Investors and the Original Parties collectively the "INVESTORS") and any entity that may become a party hereto as an "INVESTOR" by executing a counterpart hereof.

     WHEREAS, the Company and the Original Parties have previously executed that certain Second Amended and Restated Investors' Rights Agreement dated as of November 24, 1998, (the "Second Amended and Restated Investors' Rights Agreement") in connection with the investment in the Company made by the Original Parties, which agreement was subsequently amended by Amendment No. 1 dated February 26, 1999 and Amendment No. 2 dated February 4, 2000, each of which permitted subsequent investors in the Company to become parties to the Second Amended and Restated Investor's Rights Agreement;

     WHEREAS, concurrently with the execution of this Agreement the Company and Ford are entering into a strategic relationship whereby Ford is transferring certain assets to the Company and receiving shares of Common Stock in the Company (the "Ford Stock") pursuant to a Stock Transfer Agreement dated ______ __, 2000 between Ford and the Company;

     WHEREAS, in connection with the issuance by the Company to Ford of the Ford Stock, the Company, the Original Parties and Ford desire that Ford become a party to this Agreement;

     WHEREAS, prior to the date hereof, FedEx Corporation has entered into a certain Stock and Warrant Purchase Agreement to sell shares of the Company's Series D Preferred Stock and a warrant to purchase shares of the Company's Series D-1 Convertible Preferred Stock to the New Investors; and

     WHEREAS, the Company, the Original Parties and the New Investors desire that the New Investors be granted registration and other rights with respect to such shares of Series D Preferred Stock and Series D-1 Convertible Preferred Stock having the same terms and conditions as the registration and other rights granted to the existing holders of Series D Preferred Stock and Series D-1 Convertible Preferred Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Second Amended and Restated Investors' Rights Agreement is hereby amended and restated in its entirety as follows:

SECTION 1 GENERAL

     1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMON STOCK" means the Common Stock of the Company, $0.01 par value share.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" means any person of record owning Shares or Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.11 hereof.

     "INITIAL OFFERING" means the date of the closing of the first sale to the public of Common Stock for the account of the Company in a firm commitment underwritten offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act in which (a) the price per share is at least $14.80 (subject to adjustments for any stock dividends, combinations, splits, recapitalizations and the like) and (b) the net proceeds to the Company (after Selling Expenses) are greater than $15,000,000.

     "OPTION(s)" mean the options to purchase shares of Series B Convertible Preferred Stock held by Battery Ventures III, L. P., the options to purchase shares of Series C-1 Convertible Preferred Stock held by certain of the Investors, the Warrants to purchase shares of Series D-1 Convertible Preferred Stock held by certain of the Investors; and certain bridge warrants held by Battery Ventures III, L.P. and Lighthouse Capital Partners, II, L.P., each issued August 7, 1997.

     "PRIOR HOLDERS" means collectively the Original Parties and the New Investors.

     "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTRABLE SECURITIES" means (a) Common Stock issued or issuable upon conversion of the Shares, including, without limitation, Common Stock issued upon conversion of any Shares issued upon exercise of any of the Options, (b) the Ford Stock and (c) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding anything to the contrary contained in the foregoing, Registrable Securities shall not include any securities that are (i) sold pursuant to a registration statement or Rule 144 under the Securities Act, or (ii) sold in any manner to a person or entity that, by virtue of the provisions of this Agreement, is not entitled to the rights provided by this Agreement.

     "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares of Common Stock that are both Registrable Securities and either (a) then issued and outstanding or (b) then issuable upon the conversion, exchange or exercise of any then outstanding securities that are convertible into, exercisable for or exchangeable for shares of Common Stock.

     "REGISTRATION EXPENSES" mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits or comfort letters incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "RELATED AGREEMENTS" mean the Preferred Stock Purchase Agreement and the related Option Agreement, both dated as of July 31, 1996, the Series C and Series D Preferred Stock Purchase Agreement dated as of August 7, 1997, as amended, the Series D Convertible Preferred Stock and Warrant Purchase Agreement dated as of November 24, 1998, as amended, the Series E Convertible Preferred Stock Purchase Agreement dated as of February 4, 2000, the Stock Issuance Agreement dated as of the date hereof and the Second Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of November 24, 1998, as amended, (the "Restated Co-Sale Agreement").

     "SEC" or "COMMISSION" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933 as amended.

     "SELLING EXPENSES" means all underwriting discounts and selling commissions and fees applicable to the sale.

     "SERIES A CONVERTIBLE PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, par value $0.01 per share.

     "SERIES B CONVERTIBLE PREFERRED STOCK" means the Company's Series B Convertible Preferred Stock, par value $0.01 per share.

     "SERIES C CONVERTIBLE PREFERRED STOCK" means the Company's Series C Convertible Preferred Stock, par value $0.01 per share.

     "SERIES C-1 CONVERTIBLE PREFERRED STOCK" means the Company's Series C-1 Convertible Preferred Stock, par value $0.01 per share.

     "SERIES D CONVERTIBLE PREFERRED STOCK" means the Company's Series D Convertible Preferred Stock, par value $0.01 per share.

     "SERIES D-1 CONVERTIBLE PREFERRED STOCK" means the Company's Series D-1 Convertible Preferred Stock, par value $0.01 per share.

     "SERIES E CONVERTIBLE PREFERRED STOCK" means the Company's Series E Convertible Preferred Stock, par value $0.01 per share.

     "SHARES" mean shares of any of the Company's Series A Convertible Preferred Stock, shares of the Company's Series B Convertible Preferred Stock, shares of the Company's Series C Convertible Preferred stock, shares of the Company's Series C-1 Convertible Preferred Stock, shares of the Company's Series D Convertible Preferred Stock, shares of the Company's Series D-1 Convertible Preferred Stock and shares of the Company's Series E Convertible Preferred Stock.

SECTION 2 REGISTRATION; RESTRICTIONS ON TRANSFER.

     2.1  Restrictions on Transfer.

     (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

          (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (ii)(A)   The transferee has agreed in writing to be bound by this
Section 2.1, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if such disposition is being effected other than pursuant to Rule 144 and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

     Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer which does not require registration under the Securities Act by a Holder which is (A) a partnership to its partners or former partners in accordance with their interests in such partnership, (B) a corporation to its shareholders in accordance with their interests in the corporation, (C) a limited liability company to its members or former members in accordance with their interests in the limited liability company, (D) to the Holder's family members or into a trust for the benefit of such persons; provided in each case the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder, or (E) pursuant to Rule 144 of the Securities Act.

     (b) In addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement, each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR SUCH SALE IS EFFECTED PURSUANT TO RULE 144.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend; provided however, any legend required to remain by any other agreement shall not be removed.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order from the appropriate blue sky authority authorizing such removal.

     2.2  Demand Registration.

     (a) Subject to the conditions of this Section 2.2, if the Company receives a written request from the holders of at least 50% of the shares of Common Stock originally issued to Ford (the "Initiating Ford Holders") that the Company file a registration statement, on Form S-1, under the Securities Act covering the registration of such number shares of Registrable Securities anticipated to have an aggregate offering price of not less than $5,000,000, then within thirty (30) days of the receipt thereof, the Company shall give written notice of such request all holders of the shares of Common Stock originally issued to Ford (the "Ford Holders"), and subject to the limitations of this Section 2.2, the Company shall use its best efforts to effect, the registration under the Securities Act of all Registrable Securities that the Ford Holders request to be registered as soon as practicable.

     (b) If the Initiating Ford Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section
2.2 and with respect to requests made by the Initiating Ford Holders the Company shall include such information in the written notice referred to in
Section 2.2(a). In such event, the right of any Ford Holder to include its Registrable Securities in such registration shall be conditioned upon such Ford Holder's participation in such underwriting and the inclusion of such Ford Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Ford Holders and such Ford Holder) to the extent provided herein. All Ford Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority of the Initiating Ford Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing forces require a limitation of the number of securities to be underwritten, then the Company shall advise all Ford Holders of Registrable Securities which would otherwise be underwritten pursuant hereto that the number of shares that may be included in the underwriting shall be allocated to the Ford Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities requested by each such Ford Holder, and the Ford Holders to be included in the registration (including the Initiating Ford Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

     (c) Subject to the conditions of this Section 2.2, if the Company receives a written request from the Prior Holders of 40% of the Shares (or any Common Stock issued upon conversion thereof) (the "Initiating Holders") that the Company file a registration statement, on Form S-1, under the Securities Act covering the registration of at least 25% of the aggregate Registrable Securities held by the Prior Holders or such number of shares of Registrable Securities anticipated to have an aggregate offering price of not less than $10,000,000, then within thirty (30) days of the receipt thereof, the Company shall give written notice of such request to all Prior Holders, and subject to the limitations of this Section 2.2, the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Prior Holders request to be registered as soon as practicable.

     (d) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section
2.2 and with respect to requests made by the Initiating Holders the Company shall include such information in the written notice referred to in Sections 2.2(c). In such event, the right of any Prior Holder to include its Registrable Securities in such registration shall be conditioned upon such Prior Holder's participation in such underwriting and the inclusion of such Prior Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Prior Holder) to the extent provided herein. All Prior Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing forces require a limitation of the number of securities to be underwritten, then the Company shall advise all Prior Holders of Registrable Securities which would otherwise be underwritten pursuant hereto that the number of shares that may be included in the underwriting shall be allocated to the Prior Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities requested by each such Prior Holder, and the Prior Holders to be included in the registration (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

     (e) The Company shall not be required to effect a registration pursuant to Section 2.2:

          (i) with respect to Section 2.2(a) after the Company has effected two (2) registrations pursuant to Section 2.2(a) and other than in accordance with the exceptions set forth in Section 2.6 such registrations have been declared or ordered effective or withdrawn by the Ford Holders, and with respect to Section 2.2(c) after the Company has effected two (2) registrations pursuant to
Section 2.2(c), and such registrations have been declared or ordered effective or withdrawn by the Prior Holders;

          (ii) during the period starting with the date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement on Form S-1;

          (iii) if within thirty (30) days of receipt of a written request from the Initiating Ford Holders pursuant to Section 2.2(a) or the Initiating Holders pursuant to Section 2.2(c), as the case may be, the Company gives notice to the Ford Holders or the Prior Holders of the Company's intention to make its Initial Offering within ninety (90) days;

          (iv) if (A) at the time the Company receives a request for registration in accordance with Sections 2.2(a) or (c) the Company shall then be engaged in any material transaction (such as, by way of example only, negotiating a merger, acquisition, joint-venture or introduction of a major new product) the disclosure of which in a Registration Statement, in the reasonable judgment of a majority of the Board of Directors, exercised in good faith, would be adverse to the Company's best interests, or (B) if the Company shall furnish to the Ford Holders requesting a registration pursuant to Section 2.2(a) or the Prior Holders requesting a registration pursuant to
Section 2.2(c), as the case may be, a certificate signed by a majority of the Board of Directors stating that in the Board of Director's reasonable judgment, exercised in good faith, the Company's earnings or the occurrence of some other material event are not at such time appropriate for disclosure, or, that it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, then, in either of such events, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Ford Holders or the Initiating Holders; provided that such rights to delay a request shall be exercised by the Company in the aggregate not more than once in any twelve (12) month period; or

          (v) prior to the earlier to occur of (a) one year from the date hereof or (b) six months after the Closing of the Initial Offering.

     2.3  Piggyback Registration.

     (a)  The Company shall notify all Holders in writing at least ninety
(90) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the

Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (b) If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities (and, if applicable, any and all other selling shareholders who may be permitted to register shares) through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement to the contrary, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated: (A) if such registration is initiated by the Company with respect to the issuance and sale of new shares by the Company then, first, to the Company; second, to the Holders on a PRO RATA basis based on the total number of Registrable Securities requested by each Holder to be registered; third, to any stockholder of the Company (other than a Holder) on a PRO RATA basis and (B) if such registration is initiated by any person other than the Company, then first to the person initiating such registration; second, to the Company; third, to the Holders on a PRO RATA basis based on the total number of Registrable Securities requested by each Holder to be registered. No such reduction shall reduce the securities being offered by the initiating persons to be included in the registration and underwriting; PROVIDED, HOWEVER, that in no event shall the amount of securities of the selling Holders included in the registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event shall shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than two-thirds of the Registrable Securities proposed to be sold in the offering.

     (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section
2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

     2.4  Form S-3 Registration

     In case the Company shall receive from (i) any Holder or Holders of (A) a majority of the Registrable Securities relating to the Company's Series A Convertible Preferred Stock (the "Series A Registrable Securities"), (B) a majority of the Registrable Securities relating to the Company's Series C Convertible Preferred Stock (the "Series C Registrable Securities"),

(C) a majority of the Registrable Securities relating to the Company's Series D Convertible Preferred Stock (the "Series D Registrable Securities"), (D) a majority of the Registrable Securities relating to the Company's Series E Convertible Preferred Stock (the "Series E Registrable Securities") or (ii) the Ford Holders holding in interest a majority of the Registrable Securities relating to the Company's Common Stock originally issued to Ford (the "Ford Registrable Securities") (such Holders under (i) and (ii) being referred to as the "Initiating S-3 Holders") a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

     (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given with fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

          (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holder;

          (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000;

          (iii) if (A) at the time the Company receives a request for registration in accordance with this Section 2.4 the Company shall then be engaged in any material transaction (such as, by way of example only, negotiating a merger, acquisition, joint-venture or introduction of a major new product) the disclosure of which in a Registration Statement, in the reasonable judgment of a majority of the Board of Directors, exercised in good faith, would be adverse to the Company's best interests, or (B) if the Company shall furnish to the Holders requesting a registration pursuant to this Section 2.4 a certificate signed by a majority of the Board of Directors of the Company stating in the Board of Directors' reasonable judgment, exercised in good faith, the Company's earnings or the occurrence of some other material event are not at such time appropriate for disclosure, or that it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, then, in either of such events, the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided that such rights to delay a request shall be exercised by the Company in the aggregate not more than once in any twelve (12) month period; or

          (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     (c) Subject to the foregoing, the Company will file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

     2.5  IPO Allocation.

     In the event of a bona fide, underwritten initial public offering of the capital stock of the Company (the "IPO"), the Company shall use commercially reasonable efforts to require that the managing underwriters of the IPO establish a directed share program (the "PROGRAM") in connection with the IPO. The Program shall consist of that number of shares of capital stock (the "PROGRAM SHARES") determined by dividing $3,000,000 by the initial price to the public set forth on the cover page of the final prospectus distributed in connection with the IPO (the "IPO PRICE"), provided that, if necessary to complete the IPO, the number of Program Shares may be reduced to the maximum number permitted under the rules and requirements of the NASD. The Company shall cause the managing underwriters (subject to the consent of the underwriters) to give priority to the holders of the Company's Series C Convertible Preferred Stock (or Common Stock issuable upon conversion thereof) (the "SERIES C HOLDERS"), PRO RATA in accordance with their relative holdings of Series C Convertible Preferred Stock (or Common Stock issued upon conversion thereof) with respect to the Program Shares in allocating the shares available for purchase in the Program. The Series C Holders, PRO RATA as aforesaid, shall have the option, but not the obligation, to purchase all or any portion of the Program Shares at the IPO Price. Notwithstanding the foregoing, in no event shall the Investors designated on the signature pages hereto as the "TCV Investors" have the rights under this Section 2.5 with respect to less than such number of Program Shares that, when multiplied by the IPO Price, equals $1,500,000, (such product being referred to as the "Program Value"), and if the Program Value shall be less than $1,500,000 then the TCV Investors shall have the rights under this Section 2.5 with respect to all of the Program Shares (the number of Program Shares as to which the TCV Investors are to have the rights under this Section 2.5 in accordance with this sentence are referred to as the "TCV Minimum Shares"). If, in order to give effect to the operation of the preceding sentence, the Investors other than the TCV Investors obtain rights under this Section 2.5 with respect to less than their respective PRO RATA share of the Program Shares, then (i) such other Investors shall have the rights under this
Section 2.5 with respect to all of the Program Shares other than the TCV Minimum Shares, if there shall be any Program Shares in addition to the TCV Minimum Shares, and (ii) such other Investors shall share such rights PRO RATA in accordance with their relative holdings of Series C Convertible Preferred Stock (or Common Stock issued upon the conversion thereof.

     2.6  Expenses of Registration.

     Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Ford Holders, with respect only to a request made pursuant to Section 2.2(a), the Initiating Holders or the Initiating S-3 Holders, as the case may be, unless
(a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Ford Holders, the Initiating Holders or the Initiating S-3 Holders, as the case may be were not aware at the time of such request, (b) the Ford Holders agree to forfeit its right to one requested registration pursuant to Section 2.2(a) or (c) the Prior Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2(c), in which event such right shall be forfeited by all Prior Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

     2.7  Obligations of the Company.

     Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and upon the request of Ford with respect to registrations pursuant to Section 2.2(a), the Initiating Holders or the Initiating S-3 Holders, as the case may be, keep such registration statement effective for up to one hundred and eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them.

     (d) Use all reasonable efforts to register and qualify the securities covered by such registration under such other securities laws and Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement that a prospectus relating thereto is required to be delivered under the Securities Act of any event that would cause the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Furnish, at the request of Ford with respect to offerings made pursuant to Section 2.2(a), the Initiating Holders holding a majority of the shares participating in the offering or the Initiating S-3 Holders holding a majority of the shares participating in the offering, as the case may be, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, from the counsel representing the Company for the purposes of such registration, in the form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting the registration of their Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting the registration of their Registrable Securities.

     2.8  Termination of Registration Rights.

     All registration rights granted to a Holder under this Article II (other than under Section 2.3 with respect to underwritten offerings) shall terminate and be of no further force and effect upon the earlier of (i) the fifth anniversary of the consummation of the Initial Offering and (ii) such date as all Registrable Securities held by and issuable to such Holder may be sold in the manner described in Rule 144 during any ninety (90) day period.

     2.9  Delay of Registration; Furnishing Information.

     (a) No holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     2.10 Indemnification.

     In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

     (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospects or final prospectus contained therein and any amendments or supplements thereto, (ii) the omission or alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act, any state securities laws in connection with the offering covered by such registration statement; and the Company shall reimburse each such Holder, partner, officer or director, underwriter or controlling person on a current basis for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.10(a) shall not apply to amounts paid in settlement of any such loss, claims, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     (b) To the extent permitted by law, each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officer or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs due to the Company's reliance upon written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.10 exceed the net proceeds from the offering received by such Holder.

     (c)  Promptly after receipt by an indemnified party under this Section
2.10 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel and own separate local counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10 to the extent prejudiced, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

     (d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

     (e) The obligations of the Company and Holders under this Section 2.10 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

     2.11 Assignment of Registration Rights.

     The rights to cause the Company to register Registrable Securities pursuant to this Article II may be assigned by a Holder to a transferee or assignee of Shares or Registrable Securities, provided such transferee or assignee (i) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least one hundred thousand (100,000 Shares or Registrable Securities (as adjusted for stock splits and combinations) and is not a competitor of the Company (as reasonably determined by the Board of Directors); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement and the Restated Co-Sale Agreement.

     2.12 Amendment of Registration Rights.

     Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the holders of a majority of the Series A Registrable Securities, voting or acting separately as a class, a majority of the Series C Registrable Securities, voting or acting separately as a class, and a majority of the Series D Registrable Securities, voting or acting separately as a class, and a majority of the Series E Registrable Securities, voting or acting separately as a class, and the Ford Holders holding in interest a majority of the Ford Registrable Securities, voting as a separate class, provided that all Holders are affected by such amendment or waiver in a substantially similar fashion. If any amendment treats any class of holders differently than any other class, the affected class must approve or waive the amendment or modification by a majority vote of the affected class. Any amendment or waiver effected in accordance with this Section 2.12 shall be binding upon each Holder and the Company. By acceptance of any benefits under this
Section 2, Holders hereby agree to be bound by the provisions hereunder.

     2.13 Limitation on Subsequent Registration Rights

     After the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Series A Registrable Securities, voting or acting separately as a class, a majority of the Series C Registrable Securities, voting or acting separately as a class, a majority of the Series D Registrable Securities, voting or acting separately as a class, and a majority of the Series E Registrable Securities, voting or acting separately as a class, and the Ford Holders holding in interest a majority of the Ford Registrable Securities, voting as a separate class, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder any registration rights with respect to such securities.

     2.14 "Market Stand-Off" Agreement.

     If requested by the Company or the representative of the underwriters of the Common Stock (or other securities), each Holder and a transferee of a Holder, regardless of whether such transferee has registration rights hereunder, shall not sell or otherwise transfer or dispose of any Registrable Securities held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

     (a)  such agreement shall apply only to the Initial Offering;

     (b) all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreement; and

     (c) such agreement shall provide that any discretionary waiver or termination of the restrictions of such agreements by the Company or the representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of Registrable Securities held.

     The obligations described in this Section 2.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.15 Rule 144 Reporting.

     With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times that the Company is subject to the reporting requirements of the Exchange Act, as amended;

     (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

     (c) So long as a Holder owns any Shares or Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3 COVENANTS OF THE COMPANY.

     3.1  Basic Financial Information and Reporting.

     (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.
 In addition to the information described in Section 3.1(b), (c) and (d), the Company shall provide in a timely manner any other information concerning the Company and its business and affairs as any of the Investors may from time to time reasonably request.

     (b) As soon as practicable after the end of each fiscal year of the Company and so long as any of the Shares are outstanding, and in any event within one hundred twenty (12) days thereafter, the Company will furnish to each Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and an audited consolidated income statement and an audited consolidated cash flow statement of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures from the previous fiscal year, with an explanation of any material differences between them, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors and a report by management with a discussion of the Company's business, including any changes in the Company's financial condition and any significant business developments.

     (c) As long as any of the Shares are outstanding, the Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated income statement and a consolidated cash flow statement of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need to be attached to such statements and year-end audit adjustments may not have been made, and setting forth in each case in comparative form the figures from the previous fiscal year, with an explanation of any material differences between them. Such financial statements shall be accompanied by a report by management with a discussion of the Company's business, including any changes in the Company's financial condition and any significant business developments.

     (d) As long as any of the Shares are outstanding, the Company will furnish each Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and, as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated income statement and a consolidated cash flow statement of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may have been made.

     3.2  Inspection Rights.

     Each Investor or its authorized representatives shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, including its corporate and financial records, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as it may reasonably request all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

     3.3  Confidentiality of Records.

     Each Investor agrees to use, and to use its diligent efforts to ensure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent agrees to be bound by the confidentiality provisions of this Section 3.3. Notwithstanding the foregoing, each Investor shall be free to distribute to its partners or shareholders summary information describing the Company's performance.

     3.4  Reservation of Common Stock.

     The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of Shares, all Common Stock issuable from time to time upon conversion of all the Shares.

     3.5  Stock Vesting.

     Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over a minimum of four year period and with respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

     3.6  Termination of Covenants.

     The provisions of 3.1, 3.2, 3.3 and 3.4 of this Agreement shall expire, terminate and be of no further force of effect on the date the Initial Offering is consummated.

SECTION 4 RIGHTS OF FIRST REFUSAL.

     4.1  Subsequent Offerings.

     The Prior Holders and the Ford Holders shall have a right of first refusal to purchase their PRO RATA portion of the Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company (other than debt securities which are not convertible into and do not carry rights to acquire any capital stock of the Company), (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right. Notwithstanding anything to the contrary contained elsewhere in this subsection 4.1, Ford's initial pro-rata portion shall be deemed to be 27.5% of any such issuance. At such time as Ford's actual ownership percentage of Vastera's issued and outstanding capital stock declines below 27.5%, Ford's pro-rata portion of any issuance of Equity Securities shall be such actual percentage ownership of the issued and outstanding capital stock of Vastera, and thereafter if Ford's ownership percentage of Vastera's issued and outstanding capital stock increases above 27.5%, Ford's pro-rata portion of any issuance of Equity Securities shall be such actual percentage ownership of the issued and outstanding capital stock of Vastera.

     4.2  Exercise of Rights.

     If the Company proposes to issue any Equity Securities, it shall give the Prior Holders and the Ford Holders written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. The Prior Holders and the Ford Holders shall have fifteen (15) days from the giving of such notice to agree to purchase the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any such Prior Holder or Ford Holder if it would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3  Issuance of Equity Securities to Other Persons.

     If any Prior Holder or Ford Holder fails to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Prior Holder's rights or Ford Holder's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Prior Holder or Ford Holder pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell such Equity Securities, without first offering such securities to the Prior Holder or the Ford Holder in the manner provided above.

     4.4  Termination of Rights of First Refusal.

     The rights of first refusal established by this Section 4 shall terminate upon either (a) the date of the Initial Offering or (b) with respect to Prior Holders holding Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, if fewer than 30% of the number of such Shares that are outstanding (or in the case of Series B Convertible Preferred Stock, that are issuable upon the exercise of an option therefor that is outstanding) as of the date of this Agreement remain outstanding or (c) with respect to Prior Holders holding Series C Convertible Preferred Stock or Series C-1 Convertible Preferred Stock, if fewer than 20% of the number of such shares that are outstanding (or, in the case of Series C-1 Convertible Preferred Stock, that are issuable upon the exercise of options therefor that are outstanding) as of the date of this Agreement remain outstanding or (d) with respect to Prior Holders holding Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock, if fewer than 30% of the number of such shares that are outstanding (or, in the case of Series D-1 Convertible Preferred Stock that are issuable upon the exercise of Warrants therefor that are outstanding) as of the date of this Agreement remain outstanding or (e) with respect to Prior Holders holding Series E Convertible Preferred Stock, if fewer than 30% of the number of such shares that are outstanding as of the date of this Agreement remain outstanding or (f) with respect to Ford Holders holding shares of Common Stock originally issued to Ford, if fewer than 30% of the number of such shares that are outstanding as of the date of this Agreement remain outstanding.

     4.5  Transfer of Rights of First Refusal.

     The rights of first refusal of the Prior Holders and the Ford Holders under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.11.

     4.6  Excluded Securities

     The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

     (a) up to an aggregate amount of 5,500,000 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other similar arrangements that are approved by the Board of Directors.

     (b) Stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement, and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Article IV applied with respect to the initial sale or grant by the Company of such rights or agreements;

     (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

     (d) shares of Common stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

     (e)  shares of Common Stock issued upon conversion of the Shares;

     (f)  any Equity Securities issued pursuant to a public offering; or

     (g) any Equity Securities issued by the Company to an operating company with compatible or complimentary products to effect a strategic alliance with that company which is anticipated to provide to the Company a well-defined economic benefit, provided that in no event shall the number of shares of such Equity Securities so issued exceed in the aggregate fifteen percent (15%) of the number of shares of Equity Securities outstanding at the time of such issuance.

SECTION 5 MISCELLANEOUS

     5.1  Governing Law.

     This Agreement shall be construed and governed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

     5.2  Survival.

     The covenants and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.3  Successors and Assigns; Binding Nature.

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Registrable Securities in its records as the absolute owner and holder thereof for all purposes, including the payment of dividends or any redemption price.

     5.4  Severability.

     In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     5.5  Amendment and Waiver.

     (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company, the holders of a majority of the Series A Registrable Securities, voting as a separate class, the holders of a majority of the Series C Registrable Securities, voting as a separate class, the holders of two-thirds of the Series D Registrable Securities, voting as a separate class, and the holders of two-thirds of the Series E Registrable Securities, voting as a separate class, and the Ford Holders holding in interest a majority of the Ford Registrable Securities, voting as a separate class, provided in such case, that all such Holders are affected by such amendment in a substantially similar fashion.

     (b) Except as otherwise expressly provided herein, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Series A Registrable Securities , voting as a separate class, the holders of a majority of the Series C Registrable Securities, voting as a separate class, the holders of two-thirds of the Series D Registrable Securities, voting as a separate class and the holders of two-thirds of the Series E Registrable Securities, voting as a separate class, provided in such case, that all such Holders are affected by such waiver in a substantially similar fashion.

     (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

     5.6  Delays or Omissions.

     It is agreed that no delay or omission to exercise any right, power, or remedy occurring to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     5.7  Notices.

     All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day. (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or EXHIBIT A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     5.8  Attorneys' Fees.

     In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees, and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.9  Titles and Subtitles.

     The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.10 Pronouns.

     All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

     5.11 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.12 Entire Agreement.

     (a) This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and neither party shall be liable or bound to the other party except as specifically set forth herein and therein.

     (b) This Agreement amends, restates and supersedes in its entirety the terms and conditions set forth in the Second Amended and Restated Investors' Rights Agreement, dated as of November 24, 1998, as amended and such agreement shall be of no further force or effect.

                        [SIGNATURES ON FOLLOWING PAGES.]

     In witness Whereof, the parties hereto have executed this Third Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.

                                          VASTERA, INC.


                                          By:
                                             ---------------------------------
                                             Arjun Rishi
                                             President


                                          FORD MOTOR COMPANY



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          NEW INVESTORS:

                                          TCV IV, L.P.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          TCV IV STRATEGIC PARTNERS, L.P.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          ORIGINAL PARTIES:

                                          TCV II, V.O.F.
                                          a Netherlands Antilles General
                                          Partnership
                                          By:  Technology Crossover
                                               Management II, L.L.C.
                                          Its: Investment General Partner



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------



                                          TECHNOLOGY CROSSOVER VENTURES II,
                                          L.P.
                                          a Delaware Limited Partnership
                                          By:  Technology Crossover
                                               Management II, L.L.C.
                                          Its: General Partner



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------



                                          TCV II (Q), L.P.
                                          a Delaware Limited Partnership
                                          By:  Technology Crossover
                                               Management II, L.L.C.
                                          Its: General Partner



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          TCV II STRATEGIC PARTNERS, L.P.
                                          a Delaware Limited Partnership
                                          By:  Technology Crossover
                                               Management II, L.L.C.
                                          Its: General Partner



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          TECHNOLOGY CROSSOVER VENTURES II,
                                          C.V.
                                          a Netherlands Antilles Limited
                                          Partnership
                                          By:  Technology Crossover
                                               Management II, L.L.C.
                                          Its: Investment General Partner



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          RRE INVESTORS, L.P.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          RRE INVESTORS FUND, L.P.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          MSD PORTFOLIO CAPITAL, L.P.
                                          PRIVATE NEW EQUITY



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          RPKS INVESTMENTS, L.L.C.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          TRIPLE MARLIN INVESTMENTS, L.L.C.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          TEACHERS INSURANCE AND ANNUITY
                                          ASSOCIATION OF AMERICA



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          DAVID A DUFFIELD TRUST



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          VERTEX TECHNOLOGY FUND PTE, LTD.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          DELHI & DUBLIN VENTURES, L.L.C.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          BATTERY VENTURES III, L.P.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          MARGARET L. TAYLOR




                                             ---------------------------------

                                          Title:
                                               -------------------------------


                                          ANKESH & ABAD REVOCABLE TRUST



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          REVOCABLE TRUST OF TODRY CANNIFFE
                                          AND BERNADETTE CANNIFFE



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          HAMBRECHT & QUIST CALIFORNIA



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          H&Q EMPLOYEE VENTURE FUND 2000,
                                          L.P.

                                          By:  H&Q VENTURE MANAGEMENT ,
                                               L.L.C.
                                          Its: General Partner


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          ACCESS TECHNOLOGY PARTNERS, L.P.

                                          By:  ACCESS TECHNOLOGY
                                               MANAGEMENT, L.L.C.
                                          Its: General Partner

                                               By:  H&Q VENTURE MANAGEMENT,
                                                    L.L.C.
                                               Its: Managing Member


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                                          Title:
                                               -------------------------------

                                          ACCESS TECHNOLOGY PARTNERS BROKERS
                                          FUND, L.P.

                                          By:  H&Q VENTURE MANAGEMENT,
                                               L.L.C.
                                          Its: General Partner


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------


                                          BT INVESTMENT PARTNERS, INC.



                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                               -------------------------------

                  EXHIBIT G - FINANCIAL STATEMENTS OF THE BUSINESS


                          TO BE PROVIDED BY JULY 31, 2000

                            EXHIBIT H - PARENT GUARANTY

                                                                  July 14, 2000


Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention: Frank Taylor

Re: CERTAIN ARRANGEMENTS AND OBLIGATIONS BETWEEN VASTERA, INC. AND FORD MOTOR COMPANY

Dear Mr. Taylor:

     This letter agreement (the "Guaranty") memorializes the implementation of certain agreements between Vastera, Inc. ("Guarantor") and Ford Motor Company ("Ford") in connection with the execution and delivery of the following agreements:

(i) The Stock Issuance Agreement, dated as of July 14, 2000, between Ford and Vastera Solution Services Corporation ("VSSC"), a wholly-owned subsidiary of Guarantor;

(ii)  the License Agreement, dated as of July 14, 2000, between Ford and VSSC;

(iii) the Salaried Employee Secondment Agreement, dated as of July 14, 2000, between Ford and VSSC; and

(iv) the Employee Transfer Agreement, dated as of July 14, 2000, between Ford and VSSC.

The foregoing four agreements are collectively referred to as the "Agreements". Ford and Guarantor agree to the following:

1.   GUARANTY

In consideration of the execution of the Agreements, Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Ford Motor Company the full performance by VSSC of all covenants and obligations assumed by VSSC under the Agreements.

2.   GOVERNING LAW

This Guaranty shall be construed under the laws of the State of Michigan.

If the foregoing accurately sets forth our agreement regarding the issues addressed herein, please sign the enclosed copy of this Guaranty and return it to me at your earliest convenience.

                         Sincerely,

                         VASTERA, INC.

                         By:
                           ----------------------------------
                           Arjun Rishi, President

Acknowledged and agreed to this
fourteenth day of July, 2000:

FORD MOTOR COMPANY
By:
   -------------------------------
Frank Taylor, Vice President, MP&L

                        EXHIBIT I - SIGNIFICANT SHAREHOLDERS

                             5% or Greater Stockholders

                                                         SHARES OWNED
NAME OF BENEFICIAL OWNER                             (FULLY DILUTED BASIS)
------------------------                             ---------------------
Battery Ventures III, L.P.  . . . . . . . . . . . . . .   2,736,592
   901 Mariner's Island Blvd., Suite 475
   San Mateo, CA 94404
MSD Portfolio Capital, L.P.
Triple Marlin Investments, L.L.C.
RPKS Investments, L.L.C.   . . . . . . . . . . . . . . .   1,010,032
   599 Lexington Ave., Suite 2300
   New York, NY 10022
RRE Investors, L.P.
RRE Investors Fund, L.P.   . . . . . . . . . . . . . . .     720,681
   126 East 56th Street
   New York, NY 10022
Technology Crossover Ventures II, L.P.
Technology Crossover Ventures II, C.V.
TCV II Strategic Partners, L.P.
TCV II (Q), L.P.
TCV II, V.O.F.
TCV IV, L.P.
TCV Strategic Partners, L.P.   . . . . . . . . . . . . .   2,458,272
   575 High Street, Suite 400
   Palo Alto, CA 94301
 Teachers Insurance and Annuity Association of America .   1,415,473
   730 Third Avenue
   New York, NY 10017-3206
Vertex Technology Fund Pte. Ltd.
by Vertex Technology Fund II Ltd.  . . . . . . . . . . .     768,842
    Three Lagoon Drive, Suite 220
    Redwood City, CA 94065
 Arjun Rishi . . . . . . . . . . . . . . . . . . . . . .     692,493
 Punkaj Rishi  . . . . . . . . . . . . . . . . . . . . .   1,089,790
 Ramona Rishi  . . . . . . . . . . . . . . . . . . . . .     715,101


                          SCHEDULES FROM VASTERA

6.3

6.4

6.9

6.10

6.13

6.15

6.16(a)

6.21

                                    SCHEDULE 7.9

NONE

                                   SCHEDULE 7.12

NONE


                                      2